STERLING CAPITAL FOCUS EQUITY ETF

(the “Fund”)

LCG

A series of Northern Lights Fund Trust IV (the “Trust”)

Shares of the Fund are listed and traded on NYSE Arca

Supplement dated September 16, 2025 to the

Prospectus, Summary Prospectus and Statement of Additional Information (the “SAI”) of the Fund dated September 28, 2024, as supplemented

On August 28, 2025, Guardian Capital Group Limited (“Guardian”), the indirect parent company of Sterling Capital Management LLC (“Sterling Capital”), the investment adviser of the Fund, announced that it had entered into a definitive agreement with Desjardins Global Asset Management Inc. (“DGAM”), a wholly-owned indirect subsidiary of Fédération des caisses Desjardins du Québec (“Desjardins”), to be taken private pursuant to an arrangement agreement whereby DGAM will purchase all of the issued and outstanding shares Guardian, other than Guardian shares held by specified shareholders who entered into equity rollover agreements to exchange certain of their Guardian shares for up to 10% of the shares in the capital of DGAM (the “Transaction”). The closing of the Transaction (the “Closing”) is subject to various customary approvals and conditions and is expected to take place in the first half of 2026.

Following the Closing, it is anticipated that Sterling Capital will continue to operate as a standalone entity, indirectly owned by Guardian, which will in turn be indirectly owned by Desjardins. To provide continuity and stability, Sterling Capital’s team of management and senior professionals are currently expected to continue servicing Sterling Capital’s clients, including the Fund, after Closing.

The Transaction will result in a change of control of Sterling Capital effective as of the Closing. Pursuant to the terms of the current investment advisory agreement between Sterling Capital and Trust, on behalf of the Fund, the Transaction may be deemed an assignment of the investment advisory agreement and result in its automatic termination. In anticipation of the termination of the existing investment advisory agreement, it is expected that the Board will consider a new investment advisory agreement containing substantially similar terms as the current investment advisory agreement with Sterling Capital, including identical advisory fees.

At a special meeting of shareholders of the Fund expected to be held prior to the Closing, shareholders will be asked to consider and approve the new investment advisory agreement. Shareholders of record of the Fund as of the record date will be entitled to vote at the meeting and should expect to receive a proxy statement providing more information about the Transaction and the new investment advisory agreement.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.

You should read this Supplement in conjunction with the Fund's Prospectus, Summary Prospectus and SAI dated September 28, 2024, as supplemented, which provide information that you should know about the Fund before investing. The Fund's Prospectus, SAI and Summary Prospectus, as supplemented have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies of these documents may be obtained without charge by visiting www.sterlingcapital.com/etf/ or by calling 1-888-637-7798 (toll-free).